Exhibit 10.17







================================================================================




                                   NUCO2 INC.


                                       and


                         CHASE CAPITAL INVESTMENTS, L.P.


                                 ---------------



                       PREFERRED STOCK PURCHASE AGREEMENT

                            Dated as of May 15, 2000



                                 ---------------




================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Parties  ......................................................................1
Recitals ......................................................................1


Section 1.  Definitions, Accounting Terms and Determinations...................1
         1.01  Definitions.....................................................1
         1.01  Accounting Terms and Determinations.............................9


Section 2.  Purchase and Sale of Preferred Stock...............................9
         2.01  Authorization and Issuance of Preferred
                Shares and Common Stock........................................9
         2.02  Sale of Preferred Shares; The Closing...........................9
         2.03  Initial Holder Representations, Warranties and Agreements......10
         2.04  Securities Act Compliance......................................10
         2.05  Use of Proceeds................................................10


Section 3.  Representations and Warranties of the Company.....................10
         3.01  Existence......................................................11
         3.02  No Breach......................................................11
         3.03  Corporate Action...............................................11
         3.04  Approvals......................................................11
         3.05  Investment Company Act.........................................12
         3.06  Public Utility Holding Company Act.............................12
         3.07  Capitalization.................................................12
         3.08  Private Offering...............................................12
         3.09  SEC Documents; Financial Statements............................12
         3.10  Provided Information...........................................13
         3.11  Material Adverse Change........................................13
         3.12  Litigation.....................................................13
         3.13  Permits and Licenses...........................................14
         3.14  Properties.....................................................14
         3.15  Environmental Matters..........................................14
         3.16  Compliance with Laws and Agreements............................14
         3.17  Taxes..........................................................14
         3.18  ERISA..........................................................14
         3.19  Subsidiaries...................................................15
         3.20  No Burdensome Restrictions.....................................15


Section 4.  Transfers Generally; Securities Act Compliance....................15
         4.01  Transfers Generally............................................16
         4.02  Transfers of Restricted Securities Pursuant
                to Registration Statements and Rule 144, Etc..................16

                                      (i)

         4.03  Notice of Certain Transfers....................................16
         4.04  Restrictive Legend.............................................16
         4.05  Termination of Restrictions....................................17


Section 5.  Additional Provisions Relating to Transfers.......................17
         5.01  Disposition of Securities......................................17
         5.02  Repurchase of Common Stock.....................................18
         5.03  Transfer, Division and Combination.............................18


Section 6.  Notice to Holders of Preferred Shares.............................18


Section 7.  Reservation and Authorization of Common Stock.....................19


Section 8.  Stock and Preferred Shares Transfer Books.........................19


Section 9.  Holders' Special Rights...........................................19
         9.01  Replacement of Instruments.....................................19
         9.02  Restrictions on Certain Action.................................20
         9.03  Inspection Rights..............................................20
         9.04  Board Attendance...............................................20


Section 10.  Registration.....................................................20
        10.01  Notice.20
        10.02  Proration......................................................22
        10.03  Registration Procedures........................................23
        10.04  Holdback on Sales..............................................25
        10.05  Expenses.......................................................25
        10.06  Indemnification................................................26
        10.07  No Other Registration Rights...................................28
        10.08  Rule 144.......................................................28


Section 11.  Miscellaneous....................................................28
        11.01  Waiver.........................................................28
        11.02  Notices........................................................28
        11.03  Office of the Company..........................................28
        11.04  Expenses, Transfer Taxes and Other Charges.....................29
        11.05  Amendments, Etc................................................29
        11.06  Successors and Assigns.........................................30
        11.07  Survival.......................................................30
        11.08  Captions.......................................................30
        11.09  Counterparts...................................................30

                                      (ii)

        11.10  Governing Law; Jurisdiction; Consent to Service of Process.....30
        11.11  Severability...................................................31
        11.12  Entire Agreement...............................................31
        11.13  No Third Party Beneficiary.....................................31
        11.14  Waiver of Jury Trial...........................................31

SCHEDULE 1              -           Authorized and Outstanding Capital Stock
SCHEDULE 2              -           Schedule of Warrants and Options


                                     (iii)

                       PREFERRED STOCK PURCHASE AGREEMENT


            .PREFERRED STOCK PURCHASE AGREEMENT dated as of May 15, 2000 between: NuCo2 Inc., a corporation duly organized and validly existing under the laws of the State of Florida (the "Company") and Chase Capital Investments, L.P., a limited partnership duly organized and validly existing under the laws of the State of Delaware ( "Purchaser").

            WHEREAS, Purchaser desires to purchase from the Company, and the Company desires to sell to Purchaser, an aggregate of 5,000 shares of 8% cumulative, convertible preferred stock, no par value, of the Company, in the manner hereinafter provided.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            Section 1. Definitions, Accounting Terms and Determinations.

            1.01 Definitions. Except as expressly provided herein, the following terms shall have the following meanings (all terms in this Section 1 or in other provisions of this Agreement in the singular to have the same meanings in the plural and vice versa):

            "1995 Stock Option Plan" shall mean the Company's 1995 Stock Option Plan for employees as the same may be amended from time to time.

            "Additional Shares of Common Stock" shall mean all shares (including treasury shares) of Common Stock issued or sold by the Company on or after the date hereof, other than (i) the shares of Common Stock described as being issued and outstanding in Section 3.07 hereof and (ii) the Option Stock and Options listed on Schedule 2 hereto.

            "Affiliate" shall have the meaning assigned thereto in Rule 12b-2 of the Exchange Act. Notwithstanding the foregoing, (a) no individual shall be deemed to be an Affiliate of a corporation solely by reason of his or her being an officer or director of such corporation, and (b) Purchaser (or any of its Affiliates) shall not be an Affiliate of the Company.

            "Board" shall mean the Board of Directors of the Company.

            "BOC  Warrant"  shall mean the  warrant  to acquire up to  1,000,000 shares of Common Stock dated May 1, 1997 from the Company in favor of The BOC Group, Inc.

            "Business Day" shall mean any day on which commercial banks are not authorized or required to close in New York City.

            "Certificate of Designations" shall mean the articles of amendment relating to the designations, preferences and rights of the Preferred Shares filed in connection with the issuance of the Preferred Shares pursuant to this Agreement.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Commission" shall mean the Securities and Exchange Commission or any other similar or successor agency of the Federal government with primary responsibility for administering the Securities Act.

            "Common Stock" shall mean the Company's authorized Common Stock, par value $.001 per share, and any stock into which such Common Stock may thereafter be changed, and also shall include stock of the Company of any other class (including, without limitation, any future class(es) of such Common Stock), which is not preferred as to dividends or assets over any class of stock of the Company and which is not subject to redemption.

            "Company" shall have the meaning assigned to such term in the first paragraph of this Agreement, and shall include any successors and permitted assigns of the Company.

            "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable or exercisable for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

            "Demand  Notice"  shall have the  meaning  assigned  to such term in
Section 10.01 hereof.

            "Demand Registration" shall have the meaning assigned to such term in Section 10.01 hereof.

            "Directors' Stock Option Plan" shall mean the Company's Directors' Stock Option Plan for non-employee directors as the same may be amended from time to time.

            "Environmental Laws" means all Federal, state, local and foreign statutes and codes or regulations, rules or ordinances issued, promulgated, or approved thereunder, now or hereafter in effect (including, without limitation, those with respect to asbestos or asbestos containing material), relating to pollution or protection of the environment and relating to public health and safety, relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials, into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or
(ii) the manufacture, processing, distribution, use generation, treatment, storage, disposal, transport or handling of any Hazardous Materials, and (iii) underground storage tanks and related piping, and emissions, discharges and releases or threatened releases therefrom, such Environmental Laws to include, without limitation, (i) the Clean Air Act (42 U.S.C.ss.7401 et seq.), (ii) the Clean Water Act (33 U.S.C.ss.1251 et seq.), (iii) the Resource Conservation and Recovery Act (42 U.S.C.ss.6901 et seq.), (iv) the Toxic Substances Control Act (15 U.S.C.ss.2601 et seq.) and (v) CERCLA, each as amended.

            "Environmental   Liability"  means  any  liability,   contingent  or
otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (i) violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (iii) exposure to any Hazardous Materials, (iv) the release or threatened release of any Hazardous Materials into the environment or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

            "Equity Rights" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder.

            "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

            "ERISA  Event"  means:  (i) any  "reportable  event",  as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (ii) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iii) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (iv) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (v) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vi) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (vii) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

            "ERISA Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time or any replacement act.

            "Financial Statements" shall have the meaning assigned to such term in Section 3.09 hereof.

            "GAAP" shall mean generally accepted accounting principles applied on a consistent basis.

            "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any such government.

            "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

            "Holder"  shall mean any Person who  acquires  Restricted  Preferred
Shares pursuant to the provisions of this Agreement, including, without limitation, Purchaser, any Affiliate of Purchaser, any Person who becomes a party to this Agreement pursuant to Section 5.03 and an Affiliate of such Person and any permitted transferees of any of the foregoing.

            "Indemnified  Party" shall have the meaning assigned to such term in
Section 10.06(c) hereof.

            "Indemnifying Party" shall have the meaning assigned to such term in
Section 10.06(c) hereof.

            "Information"  shall  have  the  meaning  assigned  to such  term in
Section 3.10 hereof.

            "IPO Warrants" shall mean the warrants to acquire an aggregate of 33,000 shares of Common Stock dated as of May 24, 1996 from the Company in favor of First Analysis Securities Corporation, Allan Cohen, Michael Siemplenski, Richard Drage, Steve Bouck and Mark Koulogeorge.

            "Lien" shall mean any pledge, assignment, hypothecation, mortgage, security interest, deposit arrangement, conditional sale or title retaining contract, sale and leaseback transaction, financing statement filing, or any other type of lien, charge, encumbrance or preferential arrangement.

            "Majority Holders" shall mean Holders of a majority of the Underlying Common Stock issued or issuable upon conversion of the Preferred Shares. For purposes of giving notices hereunder, Holders of Preferred Shares shall be deemed holders of Underlying Common Stock issued upon the exercise thereof.

            "Material Adverse Effect" means a material adverse effect on (i) the business, assets, property, operations or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or (ii) the ability of the Company to perform any of its obligations under this Agreement or the transaction contemplated hereby.

            "Multiemployer  Plan"  means  a  multiemployer  plan as  defined  in
Section 4001(a)(3) of ERISA as to which the Company, any Subsidiary or any ERISA Affiliate is obligated to make, has made, or will be obligated to make contributions on behalf of participants who are or were employed by any of them.

            "Option" shall mean any warrant, option or other right to subscribe for or purchase Additional Shares of Common Stock or Convertible Securities, including those listed on Schedule 2 hereto.

            "Option Stock" shall mean shares of Common Stock not to exceed, in the aggregate, 2,060,000 shares of Common Stock, issued or issuable in accordance with the Stock Option Plans, provided that (i) in the case of the 1995 Stock Option Plan, the option exercise price at the time of such grant is not less than 75% of the fair market value of such shares on the date of such grant as reasonably determined in good faith by the Stock Option or other administering Committee of the Board and (ii) the number of shares of Common Stock specified above shall be adjusted as appropriate to reflect any stock split, stock consolidation, subdivision or combination affecting the Common Stock.

            "Other Securities" shall mean any stock (other than Underlying Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which a Holder at any time shall be entitled to receive, or shall have received, upon conversion of the Preferred Shares held by such Holder, in lieu of or in addition to Underlying Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Underlying Common Stock or Other Securities received in an earlier exchange, exercise or replacement of Underlying Common Stock.

            "Participating Security" shall mean any security (other than Common Stock) the rights of the holders of which are not limited to (i) a fixed sum or percentage of liquidation preference or principal amount, (ii) a sum determined by reference to a formula based on a published index of interest rates, (iii) an interest rate publicly announced by a financial institution or a similar index of interest rates in respect of interest or dividends or (iv) a fixed sum or percentage of principal amount or liquidation preference in any distribution of assets.

            "Permitted Encumbrances" means:

            (i)  Liens imposed by law for taxes that are not yet due;

            (ii) carriers', warehousemen's, mechanics', workmen's, materialmen's, repairmen's, statutory landlord's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days;

            (iii) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations and Liens thereon;

            (iv) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

            (v) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary;

            (vi) deposits in connection with the prosecution or defense of any claim in any court or before any administrative commission or agency; and

            (vii) Liens arising out of judgments or awards with respect to which the Company or any Subsidiary at the time shall in good faith be diligently prosecuting an appeal or proceedings for review and with respect to which the Company or any of its Subsidiaries shall have secured a stay of execution pending such appeal or proceedings for review.

            "Person" shall mean a corporation, an association, a limited liability company, a partnership, a joint venture, an organization, a business, an individual or a Government Authority.

            "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

            "Plan" means any employee benefit plan, program, arrangement, practice or contract, maintained by or on behalf of the Company or an ERISA Affiliate, which provides benefits or compensation to or on behalf of employees or former employees, whether formal or informal, whether or not written, including, but not limited to, the following types of plans:

            (i) Executive Arrangements. Any bonus, incentive compensation, stock option, deferred compensation, commission, severance, "golden parachute", "rabbi trust", or other executive compensation plan, program, contract arrangement or practice;

            (ii) ERISA Plans. Any "employee benefit plan" as defined in ERISA, including, but not limited to, any defined benefit pension plan, profit sharing plan, money purchase pension plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, Multiemployer Plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits; and

            (iii) Other Employee Fringe Benefits. Any stock purchase, vacation, scholarship, day care, prepaid legal services, severance pay or fringe benefit plan, program, arrangement, contract or practice.

            "Preferred  Shares"  shall  mean  the  8%  cumulative,   convertible
preferred stock, no par value, of the Company.

            "Preferred Stock" shall mean, as to any Person, any capital stock of such Person which is preferred as to dividends or assets over any other class of any other stock of such Person.

            "Projections"  shall  have  the  meaning  assigned  to such  term in
Section 3.10 hereof.

            "Purchased  Shares" shall have the meaning  assigned to such term in
Section 2.02(a).

            "Purchaser" shall have the meaning assigned to such term in the first paragraph of this Agreement.

            "Regulation Y" shall mean Regulation Y promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. 225) or any successor regulation.

            "Representative"  shall have the  meaning  assigned  to such term in
Section 9.04 of this Agreement.

            "Restricted Certificate" shall mean a certificate for Common Stock, Preferred Stock or Other Securities bearing the restrictive legend set forth in
Section 4.04 hereof.

            "Restricted Preferred Shares" shall mean Preferred Shares evidenced by a Restricted Certificate.

            "Restricted Securities" shall mean Restricted Stock and Restricted Preferred Shares.

            "Restricted Stock" shall mean Common Stock evidenced by a Restricted Certificate.

            "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act and any successor provision thereto, all as the same shall be in effect at the time.

            "SEC  Documents"  shall have the  meaning  assigned  to such term in
Section 3.09 hereof.

            "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time or any replacement act.

            "Seller"  shall have the  meaning  assigned  to such term in Section
10.01 hereof.

            "Seller  Notice"  shall have the  meaning  assigned  to such term in
Section 10.01 hereof.

            "Shareholder" shall mean any Person who directly or indirectly owns any shares of Common Stock of the Company.

            "Stock Option Plans" shall mean the Company's 1995 Stock Option Plan and the Company's Directors' Stock Option Plan.

            "Stock  Unit" shall mean one share of Common  Stock,  as such Common
Stock is constituted on the date hereof, and thereafter shall mean such number of shares (including any fractional shares) of Common Stock and Other Securities, cash or other property as shall result from the adjustments specified in Section 6.

            "Subsidiary" shall mean, for any Person, any corporation or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity is at the time directly or indirectly owned or controlled by such Person and/or one or more Subsidiaries of such Person.

            "Tax" means, with respect to any Person, any Federal, state or foreign tax, assessment, customs duties or other governmental charge, levy or assessment (including any withholding tax) upon such Person or upon such Person's assets, revenues, income or profits.

            "transfer" shall mean any disposition of any Restricted Securities, or of any interest in any thereof, which would constitute a sale thereof within the meaning of the Securities Act.

            "Transferred Purchased Share" shall have the meaning assigned to such term in Section 5.03 hereof.

            "Underlying Common Stock" shall mean the shares of Common Stock of the Company issuable or issued upon the conversion of the Preferred Stock issued by the Company, including any such Common Stock into which such Common Stock may thereafter be changed.

            "Warrant Agreement" shall mean the Warrant Agreement dated as of October 31, 1997, as amended, by and among the Company and each of the investors signatory thereto.

            "Warrants" shall mean any warrant certificates issued by the Company under the Warrant Agreement.

            "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

            1.01 Accounting Terms and Determinations. Except as otherwise may be expressly provided herein, all accounting terms used herein shall be interpreted, and all certificates and reports as to financial matters required to be delivered to the Holders hereunder and under the Preferred Shares shall be prepared, in accordance with GAAP. All calculations made for purposes of determining compliance with the terms of this Agreement and the Preferred Shares shall (except as may be expressly provided herein) be made by application of GAAP.

            Section 2. Purchase and Sale of Preferred Stock.

            2.01 Authorization and Issuance of Preferred Shares and Common Stock. The Company has authorized: (a) the issue of the Preferred Shares for issuance to Purchaser pursuant to this Agreement; and (b) the reservation for issuance of such number of shares of its Common Stock as shall be issuable upon conversion of the Preferred Shares.

            2.02 Sale of Preferred Shares; The Closing.

            (a) The Closing shall take place on the date hereof at the offices of Milbank, Tweed, Hadley & McCloy LLP at 10:00 a.m. local time. On the basis of the representations, warranties, covenants and agreements, the Company agrees to authorize, issue and sell to Purchaser on the date hereof, and Purchaser agrees to subscribe for and purchase from the Company on the date hereof, 5,000 Preferred Shares (the "Purchased Shares") at the purchase price of $5,000,000.

            (b) On the date hereof, the Company shall deliver to Purchaser:

                  (i)    a  single   certificate   for  the  Purchased   Shares,
                         registered in the name of Purchaser;

                 (ii) evidence of filing the Certificate of Designations in the state of Florida;

                 (iii) a legal opinion from counsel to the Company in form and substance reasonably satisfactory to Purchaser;

                 (iv) a certificate, dated the date hereof and executed by the Secretary of the Company, in form and substance reasonably satisfactory to Purchaser; and

                 (v)     a   regulatory   sideletter   in  form  and   substance
                         reasonably satisfactory to Purchaser.

                  The Company shall also pay on the date hereof any legal fees and expenses of Milbank, Tweed, Hadley & McCloy LLP that are due and remain outstanding or that relate to this Agreement and the transactions contemplated hereby by wire transfer of immediately available funds to an account designated by such firm.

            (c) On the date hereof, Purchaser shall deliver to the Company $5,000,000 by wire transfer of immediately available funds to an account designated by the Company.

            2.03 Initial Holder Representations, Warranties and Agreements. Purchaser represents and warrants to, and agrees with the Company that (a) Purchaser is purchasing for its own account, and not with a view to the resale or distribution of the Purchased Shares or the Underlying Common Stock or any part thereof, and Purchaser is prepared to bear the economic risk of retaining the Purchased Shares and the Underlying Common Stock for an indefinite period, all without prejudice, however, to the right of Purchaser at any time lawfully to sell or otherwise to dispose of all or any part of the Purchased Shares or the Underlying Common Stock held by it, (b) Purchaser is an "accredited investor" (as defined in Rule 501 of Regulation D promulgated under the Securities Act), (c) Purchaser is experienced in evaluating and investing in securities, and understands that the Purchased Shares and the Underlying Common Stock will be restricted securities, and that a legend to that effect shall be placed on the Restricted Securities, and no public market shall exist for the disposition or transfer of such Restricted Securities, and (d) the acquisition, holding and any transfer of any Restricted Securities by Purchaser shall be in compliance with all laws applicable to Purchaser.

            2.04 Securities Act Compliance. Purchaser understands that the Company has not registered or qualified the Purchased Shares or the Underlying Common Stock under the Securities Act or any applicable state securities laws and Purchaser agrees that the Purchased Shares and the Underlying Common Stock shall not be sold or offered for sale without registration under the Securities Act or the availability of an exemption therefrom, all as more fully provided in
Section 4 hereof.

            2.05 Use of Proceeds. The Company shall use the proceeds from the issuance of the Purchased Shares in connection with this Agreement for general corporate purposes.

            Section 3. Representations and Warranties of the Company. The Company represents and warrants to Purchaser that:

            3.01 Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted and as proposed to be conducted. Each of the Company and its material domestic Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its business makes such qualification necessary, except for any such failures to so qualify or be in good standing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect..

            3.02 No Breach. None of the execution and delivery of this Agreement and the Purchased Shares, the consummation of the transactions herein and therein contemplated and compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Company or any applicable law or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, or any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, which conflict, breach, failure to obtain consent or default would have a Material Adverse Effect.

            3.03 Corporate Action. The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Purchased Shares; the execution, delivery and performance by the Company of this Agreement and the Purchased Shares have been duly authorized by all necessary corporate action (including all required shareholder action) on the part of the Company; this Agreement has been duly executed and delivered by the Company and constitutes, and the Purchased Shares when executed, issued and delivered pursuant to this Agreement will be duly and validly issued, fully paid and nonassessable and will constitute, valid and legally binding obligations of the Company entitled to the benefits provided therein, and the Underlying Common Stock initially covered by the Purchased Shares shall, when issued and delivered in accordance with the terms of Purchased Shares, be duly and validly issued, fully paid and nonassessable; and the Purchased Shares when executed and delivered by the Company will constitute, its legal, valid and binding obligations, enforceable against it in accordance with the terms thereof, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally, and by general principles of equity (regardless of whether enforcement is sought at equity or in law).

            3.04 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Company of this Agreement or of the Purchased Shares or for the validity or enforceability hereof or thereof. Any such action required to be taken as a condition to the execution and delivery of this Agreement and the Purchased Shares, or the issuance of the Purchased Shares, has been duly taken by all such Governmental Authorities or other Persons, as the case may be.

            3.05 Investment Company Act. Neither the Company nor any of its Subsidiaries is an "investment company", or a company "controlled by" an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

            3.06 Public Utility Holding Company Act. Neither the Company nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            3.07 Capitalization.

            (a) Upon the issuance of the Purchased Shares under this Agreement, the total number of shares of capital stock which the Company has authority to issue and the outstanding shares of the Company will be as set forth in Schedule 1 hereto. Upon the issuance of the Purchased Shares under this Agreement, the Company shall not have outstanding any stock or securities convertible into or exchangeable for any shares of capital stock nor shall it have outstanding any rights to subscribe for or to purchase, or any Options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any capital stock or stock or securities convertible into or exchangeable for any capital stock other than (i) the Purchased Shares to be issued pursuant to this Agreement, and (ii) the Warrants, Option Stock and Options listed on Schedule 2.

            (b) There is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register such securities under the Securities Act other than (i) this Agreement, (ii) the Warrant Agreement, (iii) the BOC Warrant and
(iv) the IPO Warrants.

            (c) The Underlying Common Stock has been duly authorized and adequately reserved in contemplation of the conversion of the Preferred Shares and, when issued and delivered in accordance with the terms of the Certificate of Designations, will have been validly issued and will be fully paid and nonassessable, and the issuance thereof will not have been subject to any preemptive rights or made in violation of any applicable law.

            (d) The holders of the Preferred Shares will, upon issuance thereof, have the rights set forth in the Certificate of Designations (subject to the limitations and qualifications set forth therein).

            3.08 Private Offering. The Company agrees that neither it nor anyone acting on its behalf has offered or will offer the Purchased Shares or the Underlying Common Stock, or any part thereof, or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the Purchased Shares within the provisions of Section 5 of the Securities Act.

            3.09 SEC Documents; Financial Statements. The Company has filed in a timely manner all documents that the Company was required to file with the Commission under Sections 13, 14(a) and 15(d) of the Exchange Act, since its initial public offering. As of their respective filing dates, all documents filed by the Company with the Commission ("SEC Documents") complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto. The Financial Statements have been prepared in accordance with GAAP and fairly present the consolidated financial position of the Company and any Subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments). Except as set forth or reflected in the SEC Documents filed prior to the date hereof, the Company does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent, unasserted or otherwise) that individually or in the aggregate would be expected to have a Material Adverse Effect.

            3.10 Provided Information. To the knowledge of the Company, all written information (excluding information of a general economic nature and financial projections) concerning the Company and the transactions contemplated hereby (the "Information") that has been or will be prepared by or on behalf of the Company or any of the Company's authorized representatives and that has been made or will be made available to Purchaser or any of its authorized representatives in connection with the Purchased Shares, when taken as a whole, was or will be, at the time made available, correct in all material respects and did not or will not, at the time made available, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements are made. All financial projections concerning the Company and the Purchased Shares (the "Projections") that have been prepared by or on behalf of the Company or any of the Company's authorized representatives and that have been or will be made available to Purchaser or any of its authorized representatives in connection with the Purchased Shares have been, and at the time made available will be, reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of the Company and the individual business segments thereof.

            3.11 Material Adverse Change. Except as disclosed in the SEC Documents and as set forth in Schedule 3.11, since June 30, 1999, there has not been any event, occurrence or development of a state of circumstances or facts that has had, or could have reasonable been expected to have, (i) a Material Adverse Effect or (ii) a material adverse effect on the ability of the Company to perform its obligations under this Agreement.

            3.12 Litigation. There are not any (a) outstanding judgments against or affecting the Company or any of its Subsidiaries, (b) proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or (c) investigations by any Governmental Authority that are, to the knowledge of the Company, pending or threatened against of affecting the Company or any of its Subsidiaries that (i) in any manner challenge or seek to prevent, enjoin, alter or materially delay the issuance of the Purchased Shares or (ii) if resolved adversely to the Company or any Subsidiary, would have, individually or in the aggregate, a Material Adverse Effect.

            3.13 Permits and Licenses. The Company and its Subsidiaries have obtained all governmental permits, licenses, franchises and authorizations required for the Company and its Subsidiaries to conduct their respective businesses as currently conducted, except for those of which the failure to obtain would not have a Material Adverse Effect.

            3.14 Properties. (a) Each of the Company and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for (i) Permitted Encumbrances and
(ii) minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

            (b) Each of the Company and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Company and its Subsidiaries, to the best of the Company's knowledge, does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            3.15 Environmental Matters. Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law,
(ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

            3.16 Compliance with Laws and Agreements. Each of the Company and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            3.17 Taxes. Each of the Company and its Subsidiaries has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

            3.18 ERISA. (a) (i) Neither the Company nor any ERISA Affiliate maintains or contributes to, or has maintained or contributed to, any Plan that is an ERISA Plan and (ii) neither the Company nor any of its Subsidiaries maintains or contributes to, or has maintained or contributed to, any Plan that is an "Executive Arrangement" (as that term is used in the definition of "Plan");

            (b) Each Plan has at all times been maintained,  by its terms and in
operation,   in  accordance  with  all  applicable   laws,   except  where  such
noncompliance (when taken as a whole) would not have a Material Adverse Effect;

            (c) Neither the Company nor any of its Subsidiaries is currently making, nor has in the last 6 years been obligated to make, contributions (directly or indirectly) to a Multiemployer Plan, nor is it currently nor will it become subject to any liability (including withdrawal liability), tax or penalty whatsoever to any Person whomsoever with respect to any Plan including, but not limited to, any tax, penalty or liability arising under Title I or Title IV or ERISA or Chapter 43 of the Code, except where such liabilities (when taken as a whole) would not have a Material Adverse Effect; and

            (d) The Company and each ERISA Affiliate has made full and timely payment of all amounts (i) required to be contributed under the terms of each Plan and applicable law and (ii) required to be paid as expenses of each Plan. No Plan has an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA).

            3.19 Subsidiaries. Set forth in Schedule 3.19 is a complete and correct list of all of the Subsidiaries of the Company as of the date hereof together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Each of the Company and its Subsidiaries owns, free and clear of Liens, and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Schedule 3.19, all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and there are no outstanding Equity Rights with respect to such Person.

            3.20 No Burdensome Restrictions. Neither the Company nor any of its Subsidiaries is party to any contract or agreement that would result in any burdensome restrictions that might reasonably be expected have a Material Adverse Effect, including, but not limited to, any collective bargaining agreements.

            Section 4. Transfers Generally; Securities Act Compliance.

            4.01 Transfers Generally. Except as otherwise permitted by Section 5 hereof, the Restricted Securities shall only be transferable upon the conditions specified in this Section 4, which conditions are intended, among other things, to insure compliance with the provisions of Regulation Y and the Securities Act in respect of the transfer of any Restricted Securities. Any Holder shall, by its acceptance of any Purchased Shares hereunder, be deemed to have made the representations, warranties and agreements set forth in Section 2.03 hereof on the date of such acceptance.

            4.02 Transfers of Restricted Securities Pursuant to Registration Statements and Rule 144, Etc. The Restricted Securities may be offered or sold by the Holder thereof pursuant to (a) an effective registration statement under the Securities Act, (b) to the extent applicable, Rule 144 or (c) subject to
Section 4.03 hereof, any other applicable exemption from the Securities Act.

            4.03 Notice of Certain Transfers. If any Holder of any Restricted Security desires to transfer such Restricted Security other than pursuant to an effective registration statement, Rule 144 under the Securities Act or in accordance with Section 5.01(a) hereof, such Holder shall deliver to the Company at least 7 Business Days' prior written notice with respect to the proposed transfer, together with an opinion (at such Holder's expense) of Milbank, Tweed, Hadley & McCloy LLP, or such other counsel reasonably satisfactory to the Company, to the effect that an exemption from registration under the Securities Act is available and specifying the applicable exemption.

            4.04 Restrictive Legend. Unless and until otherwise permitted by this Section 4, each certificate for the Purchased Shares issued under this Agreement, each certificate for any Purchased Shares issued to any subsequent transferee of any such certificate, each certificate for any Underlying Common Stock issued upon conversion of any Purchased Share, each certificate for any Underlying Common Stock issued to any subsequent transferee of any such certificate, each certificate for any Other Securities issued in connection with the conversion of any Purchased Share and each certificate for any Other Securities issued to any subsequent transferee of any such certificate in respect thereof, shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "THE  SECURITIES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

               "THE TRANSFER OF THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE
            IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF MAY __, 2000, BETWEEN NUCO2 INC., A FLORIDA

            CORPORATION, AND CHASE CAPITAL INVESTMENTS, L.P., A DELAWARE LIMITED PARTNERSHIP, AS SUCH PREFERRED STOCK PURCHASE AGREEMENT MAY BE
            MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE PREFERRED STOCK PURCHASE AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE AFORESAID CORPORATION. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH PREFERRED STOCK PURCHASE AGREEMENT."

            4.05 Termination of Restrictions.  The restrictions  imposed by this
Section 4 upon the transferability of the Restricted Securities shall cease and terminate as to any particular Restricted Security when such Restricted Security shall have been effectively registered under the Securities Act and sold by the Holder thereof in accordance with such registration or sold under and pursuant to Rule 144 or is eligible to be sold pursuant to paragraph (k) of Rule 144. Whenever the restrictions imposed by this Section 4 shall terminate as to any Restricted Security as hereinabove provided, the Holder thereof shall, upon written request, be entitled to receive from the Company, without expense, a new certificate evidencing such Restricted Security not bearing the restrictive legend otherwise required to be borne by a certificate evidencing such Restricted Security.

            Section 5. Additional Provisions Relating to Transfers.

            5.01 Disposition of Securities. Subject to compliance with all of the provisions of Section 4 hereof, any Holder shall have the right to transfer any Restricted Securities to any Person.

            (a) Subject to compliance with the provisions of Section 4 hereof, except with respect to the requirement for an opinion of counsel to the Holder, which shall not be required under this Section 5.01(a), any Holder shall have the right to transfer any Restricted Securities:

                        (i) to any  Person  who at the time  owns  (directly  or
               indirectly) at least a majority of the voting capital stock or other equity interests of such Holder; or

                        (ii) to any Person at least a majority  of whose  voting
               capital stock shall at the time be owned (directly or indirectly) by such Holder or by any Person who owns (directly or indirectly) at least a majority of the voting capital stock or other equity interests of such Holder.

            (b) In the event of any underwritten public offering of Restricted Securities in which a Holder which is subject to the provisions of Regulation Y is participating, the Company shall use its reasonable efforts to assist the underwriter in ensuring that any Purchased Shares or

Underlying Common Stock issued by the Company and sold by such Holder are widely disseminated.

            5.02 Repurchase of Common Stock. The Company shall give 30 days prior written notice to each Holder before purchasing, redeeming, retiring or otherwise acquiring any shares of Common Stock of the Company.

            5.03 Transfer, Division and Combination. Subject to Sections 4 and 5
hereof, transfer of Purchased Shares and all rights thereunder, in whole or in part (the "Transferred Purchased Share"), shall be registered on the books of the Company to be maintained for such purpose, upon surrender of such Transferred Purchased Shares at the office of the Company maintained for such purpose pursuant to Section 11.03 hereof, together with a written power or assignment, duly executed by the relevant Holder and payment of funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Sections 4 and 5 hereof and the immediately following sentence, (a) execute and deliver new Preferred Shares in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, (b) issue to the assignor  new  Preferred  Shares  evidencing  the  portion  of such  Transferred
Purchased Shares not so assigned or transferred and (c) promptly cancel such Transferred Purchased Shares. Preferred Shares, if properly assigned in compliance with Sections 4 and 5 hereof, may be converted by an assignee for shares of Common Stock without having new Preferred Shares issued. Notwithstanding any provision herein to the contrary, the Company shall not be required to register the transfer of Preferred Shares or Underlying Common Shares in the name of any Person who acquired such Preferred Shares (or part thereof) or any Underlying Common Stock otherwise than in accordance with this Agreement.

            The Company shall maintain with its transfer agent or at its aforesaid office, books for the registration and transfer of the Preferred Shares.

            Section 6. Notice to Holders of Preferred Shares. In case the Company shall propose (a) to pay any dividend (other than a regular periodic dividend payable in cash out of earned surplus) to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, or
(b) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Additional Shares of Common Stock or Other Securities, rights or options, or (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Common Stock), or (d) to effect any capital reorganization, or (e) to effect any consolidation, merger or share exchange in which the Company is not the surviving entity, or is the surviving entity but its Common Stock shall be changed into securities or other property of another Person, or sale, lease, transfer or other disposition of all or a majority of its property, assets or business, or (f) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each Holder, in accordance with Section 11.02 hereof, a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or offering of rights, or the date on which such reclassification, reorganization, consolidation, merger, share exchange, sale, lease, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock, if any, and the number and kind of any other shares of stock which will comprise a Stock Unit, and the purchase price or prices thereof, after giving effect to any adjustment, if any, which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

            Section 7. Reservation and Authorization of Common Stock. The Company shall at all times reserve and keep available for issue upon the conversion of the Preferred Shares such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the conversion in full of all the outstanding Preferred Shares from time to time. All shares of Common Stock which shall be so issuable, when issued upon conversion of any Preferred Shares in accordance with the terms thereof, shall be duly and validly issued by the Company, fully paid and nonassessable and free and clear of all Liens.

            The Company will list on each trading market, including any automated quotation system and any securities exchange, on which any Common Stock may at any time be listed or admitted to trading, subject to official notice of issuance upon conversion of the Preferred Shares, and will maintain such listing of or admission to, all shares of Common Stock from time to time issuable upon the conversion of the Preferred Shares. The Company will also so list on such trading market, and will maintain such listing of, any Other Securities if at the time any securities of the same class shall be listed on such trading market by the Company.

            Section 8. Stock and Preferred Shares Transfer Books.

            The Company shall not close its stock transfer books or Preferred Shares transfer books for the purpose of preventing or delaying the exercise, conversion or transfer of any Preferred Shares.

            Section 9. Holders' Special Rights.

            9.01 Replacement of Instruments. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Preferred Shares issued by the Company, and

            (a) in the case of loss, theft or destruction, of an indemnity reasonably satisfactory to it, provided that, if the owner of the same is Purchaser, its own agreement of indemnity shall be deemed to be satisfactory, or if the owner of the same is a Holder the Company may require a bond, or

            (b) in the case of mutilation, upon surrender or cancellation thereof, the Company, at its expense, shall execute, register and deliver, in lieu thereof, a new certificate or instrument for such Preferred Shares.

            9.02 Restrictions on Certain Action.

            (a) The Company shall not at any time enter into an agreement or other instrument limiting in any manner (other than in a de minimis manner) its ability to perform its obligations under this Agreement or making such performance or the issuance of shares of Common Stock upon the conversion of any Preferred Shares issued by it a default under any such agreement or instrument.

            (b) So long as at least 50% of all of the Purchased Shares issued to Purchaser hereunder shall remain outstanding, neither the Company nor any of its Subsidiaries shall (i) issue any Participating Security or Options for or Convertible Securities convertible into a Participating Security, (ii) issue any class of equity other than Common Stock outstanding on the date hereof and any Preferred Stock of the Company or (iii) make or agree to make payments to any Person, such as any "phantom" stock payments, where the amount thereof is calculated with reference to fair market or equity value of the Company or any of its Subsidiaries.

            9.03 Inspection Rights. As and when requested, the Company shall provide to Purchaser or any transferee who is a Holder of more than 15% of the total outstanding Preferred Shares or the agents or representatives of such holder all information and/or access to all information in respect of the Company and its Subsidiaries as the Company provides to members of the Board at the same time or times and/or subject to the same conditions to which such information or access thereto is provided to such members of the Board.

            9.04 Board Attendance. So long as Purchaser owns 50% or more of the Purchased Shares or the Underlying Common Stock, one representative (the
"Representative") appointed by Purchaser shall be entitled to attend all meetings of (i) the Board, (ii) the board of directors of any Subsidiary of the Company and (iii) any committee of (i) and (ii) above provided, however, that the Representative shall not be entitled to vote at any such meeting. The Company shall reimburse, by Company check mailed within 30 Business Days of receipt by the Company of proper documentation thereof, the reasonable out-of-pocket expenses incurred by the Representative in connection with attendance at any meetings pursuant to this Section 9.04; provided, however, the Representative shall not be entitled to reimbursement for first-class travel.

            Section 10. Registration.

            10.01 Notice. (a) On and after the date of this Agreement (i) upon receipt of notice (a "Demand Notice") from the Majority Holders requesting that the Company effect the registration of the Preferred Shares or shares of Underlying Common Stock held by any Holder or Holders or (ii) whenever the Company otherwise proposes to effect the registration of any Common Stock under the Securities Act, the Company shall promptly, and in any event at least 20 days prior to the anticipated filing date of the proposed registration statement, give written notice of such proposed registration to all Holders. Each Holder that wishes to register its

Preferred Shares or shares of Underlying Common Stock (each, a "Seller") shall, within 15 days after receipt of such notice from the Company, deliver to the Company a notice (a "Seller Notice") stating that such Seller wishes to participate in such offering and setting forth the number of Preferred Shares or Underlying Common Stock, as the case may be, that such Seller desires to include in such offering. The Company thereupon shall, subject to Section 10.01(b) as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of such Preferred Shares or Underlying Common Stock (any such registration effected or undertaken pursuant to a Demand Notice being herein referred to as a "Demand Registration"); provided, however, that the Company shall not be required to effect more than (x) one Demand Registration on Form S-1 or other "long-form" registration as may be available and (y) two Demand Registrations on Form S-3 or other "short-form" registration as may be available; provided, further that the Company's obligation to effect registration of Preferred Shares or Underlying Common Stock under Section 10.01(a)(ii) shall be unlimited in number. In the event that (i) the amount of securities proposed to be sold by Sellers pursuant to a Demand Notice shall be reduced pursuant to Section 10.02(a) hereof to an amount which is less than 75% of the amount of securities originally proposed to be sold by Sellers or if any securities of the Company other than those proposed to be sold by Sellers are included in such Demand Registration on a pari passu basis with Seller's securities, or (ii) any Demand Notice shall be withdrawn by the Holder or Holders originally giving such Demand Notice at any time prior to the filing by the Company of a preliminary registration statement in connection with such Demand Notice, then, in such event, no right to a Demand Registration shall be deemed to have been exercised or forfeited and such Demand Notice shall not operate to reduce the Company's obligation to effect the number of Demand Registrations pursuant to a Demand Notice as specified in this Section 10.01; provided, however, if the Demand Notice is withdrawn by the Holder or Holders originally giving such Demand Notice as provided in subparagraph (ii) above, the right to a Demand Registration shall be deemed to have been exercised if such Holder or Holders does not reimburse the Company for all costs and expenses of such withdrawn registration.

            (b) Deferral of Filing. The Company may defer the filing (but not the preparation) of a registration statement required by Section 10.01(a)(i) until a date not later than 60 days in the case of clause (i) below and, in the case of clause (ii) below, 180 days (or, if longer, 90 days after the effective date of the registration statement contemplated by clause (ii) below), after the date of the Demand Notice if (i) at the time the Company receives the Demand Notice, the Company or any of its Subsidiaries is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board determines in good faith that such disclosure would be materially detrimental to the Company and its shareholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or (ii) prior to receiving the Demand Notice, the Board had determined to effect a registered underwritten public offering of the Company's securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 10.01(b) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 10.01(b), the Company shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each Seller a certificate signed by an executive officer of the Company pursuant to this Section 10.01(b) and a general statement of the reason for such deferral and an approximation of the anticipated delay. Within 15 days after receiving such certificate, Seller's holding a majority in interest of the Underlying Common Stock for which registration was previously requested may withdraw such request by giving notice to the Company; if withdrawn, the Demand Notice shall be deemed not to have been made for all purposes of this Agreement. The Company may not invoke its right to defer the filing of a registration statement under this Section 10.01(b) more than once in any eighteen month period.

            (c) If the Majority Holders so elect, the offering of the Preferred Shares, the Underlying Common Stock and/or the Other Securities pursuant to a Demand Registration shall be in the form of an underwritten offering. If any Demand Registration is in the form of an underwritten offering, the Majority Holders will select and obtain the investment banker or investment bankers that will administer the offering; provided, that such investment banker shall be reasonably satisfactory to the Company.

            10.02 Proration.

            (a) In the case of a Demand Registration, if the underwriter (or, if the offering is not underwritten, an independent financial advisor to the Sellers) determines that marketing factors require a limitation on the number of securities to be offered and sold, there shall be included in such registration only that number of securities that the underwriter, or financial advisor, as the case may be, reasonably believes will not jeopardize the success of the offering. Any reduction in the number of securities to be so offered shall first be pro-rata among all Persons (other than the Company) proposing to sell securities pursuant to such offering who are not Sellers, based on the number of securities originally proposed to be sold by each of them, and then, if necessary, pro-rata among all Sellers and the Company based on the number of securities originally proposed to be sold by each of them.

            (b) In the case of a registration to be effected pursuant to Section 10.01(a)(ii) hereof, if the underwriter (or, if the offering is not underwritten, an independent financial advisor to the Company) determines that marketing factors require a limitation on the number of securities to be offered and sold in the offering, including securities requested to be offered and sold by Sellers, there shall be included in the offering only that number of securities that the underwriter, or financial advisor, as the case may be, reasonably believes will not jeopardize the success of the offering. Any reduction in the number of securities to be so offered shall be pro-rata among the Shareholders, the Sellers and all other Persons, proposing to sell securities pursuant to such offering, based on the number of securities originally proposed to be sold by each such Person.

Nothing contained herein shall be construed to limit in any way the Company's right, in its sole discretion, to withdraw any registration statement (other than a registration statement filed pursuant to a Demand Notice) before such registration statement becomes effective, or to postpone the offering of securities contemplated by any such registration statement.

            10.03 Registration Procedures. If and whenever the Company is required by the provisions of Section 10.01(a)(i) hereof or, with respect to subsections (iii), (vi), (vii), (viii), (ix), (x) and (xiii) of this Section 10.03, by the provisions of Sections 10.01(a)(i) or (ii) hereof, to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company shall, as expeditiously as possible,

               (i) prepare and file with the Commission a registration statement on Form S-1 (or such other "long-form") or Form S-3 (or such other "short-form") as may be available, as the case may be, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period of not less than 90 days to permit the sale of such securities in accordance with the plan of distribution chosen by the Seller or Sellers and the underwriter;

               (ii) prepare and file with the  Commission  such  amendments  and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement;

               (iii) furnish to each Seller such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Seller;

               (iv) use its best  efforts to register or qualify the  securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as each Seller shall reasonably request, and do such other reasonable acts and things as may be requested of it to enable such Seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Seller, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

               (v) use its best efforts to cause the securities  covered by such registration statement to be registered with or approved by such other U.S. or state governmental agencies or authorities as may be necessary to enable the Seller or Sellers thereof to consummate the disposition of such securities;

               (vi) notify each Seller of any securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (upon receipt of which each Seller agrees to forthwith cease making offers and sales of such securities pursuant to such prospectus and to deliver to the Company any copies of such prospectus then in the possession of such Seller), and at the request of any such Seller promptly prepare and furnish to such Seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (vii) make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with one of the first three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

               (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

               (ix) use its best  efforts to list such  securities  on automatic quotation system or any securities exchange on which the Common Stock of the Company is then listed, or, if not so listed, on a national securities exchange, if the listing of such securities is then permitted under the rules of such exchange;

               (x) provide a transfer agent and registrar for all the securities covered by such registration statement not later than the effective date of such registration statement;

               (xi) enter into such agreements (including an underwriting agreement in customary form containing without limitation customary indemnity and contribution provisions for the benefit of the underwriter or underwriters and the Seller or Sellers) and take such other actions as the Seller or Sellers shall reasonably request in order to expedite or facilitate the disposition of such securities;

               (xii) obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters as the Seller or Sellers shall reasonably request;

               (xiii) make  available for inspection by any Seller of securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

               (xiv) permit any Seller of securities covered by such registration statement to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Seller should be included.

If any such registration or comparable statement refers to any Seller by name or otherwise as the holder of any securities of the Company, then such Seller shall have the right to require (A) the insertion therein of language, in form and substance satisfactory to such Seller, to the effect that the holding by such Seller of such securities is not to be construed as a recommendation by such Seller of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Seller will assist in meeting any future financial requirements of the Company, or (B) in the event that such reference to such Seller by name or otherwise is not required by the Securities Act, the deletion of the reference to such Seller.

            The Company may require each Holder of securities to, and each such Holder, as a condition to including securities in such registration, shall, furnish the Company with such information and affidavits regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration. No Seller may participate in any underwritten registration hereunder unless such Seller
(a) agrees to sell such Seller's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, lock-ups, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

            Each Seller of securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 10.03(vi), such Seller will forthwith discontinue such Seller's disposition of securities pursuant to the registration statement relating to such securities until such Seller's receipt of the copies of the supplemented or amended prospectus contemplated by Section 10.03(vi) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Seller's possession of any prospectus relating to such securities at the time of receipt of such notice.

            10.04 Holdback on Sales. The Company and the Holders hereby agree not to effect any public sale or distribution of any securities similar to those registered in accordance with Section 10.03 hereof during the 14 day period prior to, and during the 45 day period beginning on, the effective date of any registration statement (except as part of such registration statement).

            10.05 Expenses. Subject to Section 10.01, all reasonable expenses incurred in complying with this Section, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, the reasonable fees and disbursements of one counsel for the Seller or the Sellers (to be chosen by the Seller or by the Sellers holding a majority of the securities to be included by Sellers in a registration statement), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions (provided, however, the

Company may delay such registration for up to 30 days, if such delay will eliminate the need for such special audit), shall be paid by the Company; provided, that in no event shall the Company be required to pay any underwriting discounts, commissions or fees attributable to the sale of shares of Preferred Stock by a Seller hereunder.

            10.06 Indemnification.

            (a) In the event of any registration of any of its securities under the Securities Act pursuant to this Section 10, the Company shall, and hereby agrees to, indemnify and hold harmless each Seller of such securities, its directors and officers, partners, and each other Person, if any, who controls such Seller within the meaning of Section 15 of the Securities Act, against any losses to which such Seller or any such director, officer, partner or Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses (or actions in respect thereof) arise out of or are based upon any alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus with respect thereto, or any amendment or supplement thereto, or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Seller or such director, officer, partner or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such Seller or such director, officer, partner or participating Person or controlling Person in connection with investigating or defending any such loss; provided, however, that the Company shall not be liable in any such case to the extent that any such loss arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company for inclusion therein through an instrument duly executed by such Seller; provided further, however that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the securities concerned to such Person if the Company had prior thereto given such Seller the notice referred to in Section 10.03(vi) hereof and provided to such Seller a supplemented or amended prospectus as contemplated by Section 10.03(vi), and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such Seller.

            (b) Each Seller of securities which are included in a registration statement hereunder, as a condition to including securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses to which the Company or any such director, officer or Person may become subject under the Securities Act or otherwise, insofar as such losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Seller specifically for use in the preparation thereof; provided, however, that if the obligation to provide indemnification pursuant to this Section 10.06(b) is applicable in more than one Seller, such obligation shall be several, and not joint and several, among such Sellers on the basis of the number of securities included by each in such registration statement and the aggregate amount which may be recovered from any holder of securities pursuant to the indemnification provided for in this Section 10.06(b) in connection with any sale of securities shall be limited to the total proceeds received by such holder from the sale of such securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such other Person and shall survive the transfer of such securities by such Seller.

            (c) Promptly after receipt by any Person under this Section of notice of the commencement of any action, such Person (an "Indemnified Party") shall, if a claim in respect thereof is to be made against any other Person (an "Indemnifying Party") for indemnity under this Section, notify the Indemnifying Party in writing of the commencement thereof; but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to any Indemnified Party, except to the extent that the Indemnifying Party is prejudiced thereby. The Indemnifying Party may, upon being notified of such action, assume the defense thereof, with counsel satisfactory to such Indemnified Party, and, after such assumption, the Indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Party, in connection with the defense thereof; provided, however, that the Indemnifying Party may not assume the defense of the action, and shall remain liable to the Indemnified Party for its legal expenses of counsel and other expenses, in the event that the Indemnified Party has been advised in writing by counsel who, in good faith determines that a conflict of interest may exist between the Indemnified Party and the Indemnifying Party.

            (d)  If  the  indemnification   provided  for  in  this  Section  is
unenforceable although available, or insufficient to hold harmless an Indemnified Party hereunder for any losses (or actions in respect thereof) in respect of which the provisions of Sections 10.06(a) or (b) would otherwise apply by their terms, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such losses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Indemnifying Party on the one hand or such Indemnified Party on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this subsection were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection. The amount paid or payable as a result of the losses (or actions in respect thereof) referred to above in this subsection shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. In no event shall any Seller be required to contribute in the aggregate an amount exceeding the amount of proceeds received by such Seller in connection with any offering. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            10.07 No Other Registration Rights. The Company shall not grant any registration rights to any holder of securities of the Company in respect of such securities if such registration rights would rank senior to, or otherwise adversely affect in any material respect, the registration rights granted in this Section 10.

            10.08 Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act so long as the Company is registered under the Exchange Act. Upon the request of any Holders, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

            Section 11. Miscellaneous.

            11.01 Waiver. No failure on the part of any Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            11.02 Notices. All notices and other communications provided for herein and the Preferred Shares (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy), if to (a) any party hereto, delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party, or (b) any other Person who is the registered Holder of any Preferred Shares or Underlying Common Stock, to the address for such Holder as it appears in the stock or Preferred Shares ledger of the Company. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered, or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid. The Company agrees to deliver to each Holder in the manner prescribed by this Section 11.02 any notices or other communications delivered to the Shareholders.

            11.03 Office of the Company. So long as any of the Preferred Shares remain outstanding, the Company shall maintain an office in the continental United States of America where the Preferred Shares may be presented for conversion, transfer, division or combination provided in the Certificate of Designations. Such office shall be at 2800 Southeast Market Place,

Stuart, Florida 34997 unless and until the Company shall designate and maintain some other office for such purposes and give notice thereof to all Holders.

            11.04 Expenses, Transfer Taxes and Other Charges.

            (a) Expenses, Etc. The Company agrees to pay or reimburse Purchaser for paying: (i) all reasonable out-of-pocket costs and expenses of Purchaser
(including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special counsel to Purchaser), in connection with
(x) the negotiation, preparation, execution and delivery of this Agreement and the issuance of the Preferred Shares hereunder and (y) any amendment, modification or waiver of any of the terms of this Agreement or the Preferred Shares; and (ii) all reasonable fees, costs and expenses of Purchaser (including reasonable fees of a single counsel for the Holders) in connection with any default by the Company hereunder or under the Certificate of Designations or in connection with any enforcement action or other proceedings relating hereto or thereto (including, without limitation, the enforcement of this Section 11.04).

            (b) Certain Taxes, Etc. Except as otherwise provided in Section 11.04(c), the Company shall pay all taxes (other than Federal, state or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance and sale of the Preferred Shares hereunder or in connection with any modification of this Agreement or the Certificate of Designations and shall hold each Holder harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Company under this Section 11.04(b) shall survive any redemption, repurchase or acquisition of the Preferred Shares by the Company and the termination of this Agreement.

            (c) Transfer Taxes, Etc. The Company shall pay any and all expenses, transfer taxes and other charges, including all costs associated with the preparation, issue and delivery of stock certificates, that are incurred in respect of the issuance or delivery of shares of Common Stock upon conversion of the Preferred Shares or in connection with any transfer, division or combination of the Preferred Shares pursuant to Section of the Certificate of Designations. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the relevant Preferred Shares are is registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

            11.05 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Company and the Holders of at least 66-2/3% of the Restricted Preferred Shares; provided that (a) the consent of the Holders of Restricted Preferred Shares shall not be required with respect to any amendment or waiver which does not affect the rights or benefits of such Holders under this Agreement, (b) the consent of the Holders of Restricted Stock shall be required with respect to any amendment or waiver of Section 10, and (c) no such amendment or waiver shall, without the written consent of all Holders of Restricted Stock and Restricted Preferred Shares at the time outstanding, amend this Section 11.05.

            11.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            11.07 Survival. All representations and warranties made by the Company herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by Purchaser and shall survive the execution and delivery of this Agreement and the issuance of the Preferred Shares or the Underlying Common Stock regardless of any investigation made by or on behalf of Purchaser. All representations and warranties made by Purchaser herein shall be considered to have been relied upon by the Company and shall survive the execution and delivery of this Agreement and the issuance to Purchaser of the Preferred Shares, the Underlying Common Stock and any Other Securities regardless of any investigation made by or on behalf of the Company.

            11.08 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            11.09 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

            11.10 Governing Law; Jurisdiction; Consent to Service of Process.

            (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

            (b) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that Purchaser may otherwise have to bring any action or proceeding relating to this Agreement against the Company or its properties in the courts of any jurisdiction.

            (c) The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 11.10(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            11.11 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            11.12 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and (together with the Warrants) contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

            11.13 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto, their respective successors and permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

            11.14 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.14.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                       NUCO2 INC.


                                       By: /s/ Eric M. Wechsler
                                           ------------------------
                                         Name: Eric M. Wechsler
                                         Title: General Counsel and Secretary

                                         Address for Notices:

                                         NUCO2 INC.
                                         2800 Southeast Market Place
                                         Stuart, Florida  34997
                                         Attention:  Edward M. Sellian

                                         Telephone:  (561) 221-1754
                                         Fax: (561) 221-1690


                                         with a copy to:

                                         NUCO2 INC.
                                         2800 Southeast Market Place
                                         Stuart, Florida  34997
                                         Attention:  Eric M. Wechsler, Esq.

                                         Telephone:  (561) 221-1754
                                         Fax: (561) 221-1690

                                         CHASE CAPITAL INVESTMENTS, L.P.

                                           By Chase Capital Partners,
                                             its general partner

                                         By: /s/ Richard D. Waters
                                           Name: Richard D. Waters
                                           Title: General Partner - Mezzanine


                                         Address for Notices:

                                         CHASE CAPITAL PARTNERS
                                         380 Madison Avenue
                                         12th Floor
                                         New York, New York  10017-3100
                                         Attention:  Richard D. Waters

                                         Telephone:  (212) 622-3096
                                         Fax:  (212) 622-3950

                                         with a copy to:

                                         Milbank, Tweed, Hadley & McCloy LLP
                                         1 Chase Manhattan Plaza
                                         New York, New York  10005
                                         Attention:  Roland Hlawaty, Esq. and
                                                     John T. O'Connor, Esq.

                                         Telephone:  (212) 530-5000
                                         Fax:  (212) 530-5219